DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Global Bond Fund
Delaware Global Equity Fund

Supplement to the Prospectuses
dated March 30, 2001

On April 19, 2001, the Board of Trustees of Delaware Group Global & International Funds (the "Trust") unanimously voted to liquidate and dissolve the Delaware Global Equity Fund and the Delaware Global Bond Fund series of the Trust (the "Funds"). As a result of the decision to pursue liquidation and dissolution of the Funds, as of the date of this Supplement, new investors are no longer permitted to purchase shares of the Funds.

Current shareholders are being offered the opportunity to exchange their shares of the Funds for shares of other Delaware Investments funds in advance of the liquidation by calling our shareholder service center at 800.523.1918. If a current shareholder of the Funds does not request an exchange to another Delaware Investments fund by Thursday, June 14, 2001 for the Delaware Global Equity Fund or Tuesday, July 31, 2001 for the Delaware Global Bond Fund, the shareholder will be paid a liquidating distribution from the Fund(s) in which they are invested.

This supplement is dated April 20, 2001